Investment in Term Loans	12 Months Ended
Dec. 31, 2012
Investment in Term Loans
5.	Investment in Term Loans

In July 2010, the Company acquired two term loans with a total principal amount outstanding of $115.0 million for a total cost of $115.6 million (the Loans). The Loans bear interest at an annual interest rate of 9% per annum and include a repayment premium feature which provides a total investment yield of approximately 10% per annum. As at December 31, 2012 and 2011, $1.6 million and $1.8 million, respectively, were recorded as interest receivable from the investment in these term loans. The 9% interest income is received in quarterly installments and the Loans and repayment premium are payable in full at maturity in July 2013 when the repayment premium of 3% is calculated on the principal amount of the Loan outstanding at maturity. As at December 31, 2012 and 2011, the repayment premium included in the principal balance was $2.7 million and $1.5 million, respectively. Interest income in respect of the Loans is included in revenues in the consolidated statements of loss. The Loans are collateralized by first priority mortgages on two 2010-built VLCCs owned by a shipowner based in Asia, together with other related security. The Loans can be repaid prior to maturity, at the option of the borrower. The maximum potential loss is the Company’s original investment of $115.6 million plus any unpaid interest less the realized value of the underlying collateral. The borrower on the Loans is facing financial difficulty and subsequent to December 31, 2012 has defaulted on its interest payment obligations under the Loans since January 31, 2013. If the borrower continues to be unable to make interest payments or to repay principal under the Loans, the Company may need to seek to foreclose on its security interest in the VLCCs.